UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)

       North Carolina                 000-30062                 56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 8.01         OTHER EVENTS.

On November 2, 2005, Capital Bank Corporation (the "Company") announced its intention to relocate its corporate headquarters to downtown Raleigh, North Carolina. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.        The following exhibits accompany this Report:

           Exhibit No.       Description of Document
           ----------        -----------------------

              99.1           Press Release dated November 2, 2005


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2005

                                     CAPITAL BANK CORPORATION

                                     By:             /s/B. Grant Yarber
                                            ------------------------------------
                                            B. Grant Yarber
                                            Chief Executive Officer


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

                                  EXHIBIT INDEX

           Exhibit No.         Description of Document
           ----------          -----------------------

              99.1             Press Release dated November 2, 2005



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